EXHIBIT (99) (a)

NEWS RELEASE                                                   APRIL 21, 2003

CONTACT:     TONY W. WOLFE
             PRESIDENT AND CHIEF EXECUTIVE OFFICER

             A. JOSEPH LAMPRON
             EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

             828-464-5620, FAX 828-465-6780

FOR IMMEDIATE RELEASE
---------------------

            PEOPLES BANCORP ANNOUNCES FIRST QUARTER EARNINGS RESULTS
            --------------------------------------------------------

     Peoples Bancorp of North Carolina, Inc., the parent company of Peoples Bank, reported first quarter 2003 net income of $1,418,088, or $.45 basic and diluted net income per share for the three months ended March 31, 2003. Net income from recurring operations for the three months ended March 31, 2003 was $1,124,228, or $.36 basic and diluted net income per share, representing a 27% increase over first quarter 2002 net income from recurring operations of $885,876 or $.28 basic and diluted net income per share. Non-recurring income in 2003 amounted to $293,860, net of income tax expense, associated with the sale of the Bank's $3.7 million credit card portfolio. The Company did not have any non-recurring income in first quarter 2002.

     Tony W. Wolfe, President and Chief Executive Officer, attributed the increase in first quarter recurring earnings primarily to increased net interest income, which was only partially offset by increased provision for loan losses and non-interest expense. Net interest income increased 22% to $5,456,163 for the three months ended March 31, 2003 compared to $4,481,642 for the same period one year ago. The provision for loan losses for the three months ended March 31, 2003 was $793,000 as compared to $500,000 in first quarter 2002. Non-interest expense increased 6% to $4,446,933 for the three months ended March 31, 2003, as compared to $4,214,709 for the same period last year.

     Excluding non-recurring income associated with the sale of the Bank's credit card portfolio, non-interest income for the three months ended March 31, 2003 decreased 1% to $1,505,599, as compared to $1,523,943 for the same period last year.

     Total assets as of March 31, 2003 amounted to $661,332,076, an increase of 6% compared to total assets of $623,283,974 at March 31, 2002. This increase is primarily attributable to an increase in loans, which was partially offset by a decrease in available-for-sale securities.

     Loans increased 7% to $528,866,443 as of March 31, 2003 compared to $495,224,705 as of March 31, 2002. Non-performing assets totaled $9,570,350 at March 31, 2003 or 1.45% of total assets, compared to $4,645,074 at March 31, 2002 or .75% of total assets. The allowance for loan losses at March 31, 2003 amounted to $7,606,124 or 1.44% of total loans compared to $6,481,894 or 1.31% of total loans at March 31, 2002.


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PEOPLES  BANCORP  ANNOUNCES  FIRST  QUARTER  EARNINGS  RESULTS-  PAGE  TWO
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     Deposits  amounted  to  $536,744,370  as of March 31, 2003, representing an increase  of  8%  over deposits of $498,473,528 at March 31, 2002.

     Shareholders' equity increased to $49,695,543, or 7.51% of total assets, at March 31, 2003 as compared to $44,710,147, or 7.17% of total assets, at March 31, 2002.

     Peoples Bank operates eleven offices throughout Catawba County, North Carolina, one office in Alexander County, North Carolina and three offices in Lincoln County, North Carolina. The Company's common stock is publicly traded over the counter and is quoted on the Nasdaq National Market under the symbol "PEBK." Scott and Stringfellow, Inc., Ryan, Beck & Co., Sterne Agee & Leach, Inc. and Trident Securities, Inc. are market makers for the Company's shares.

                                 (TABLES FOLLOW)

     STATEMENTS MADE IN THIS PRESS RELEASE, OTHER THAN THOSE CONCERNING HISTORICAL INFORMATION, SHOULD BE CONSIDERED FORWARD-LOOKING STATEMENTS PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE PRIVATE SECURITIES LITIGATION ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT AND ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THOSE DESCRIBED IN PEOPLES BANCORP OF NORTH CAROLINA, INC.'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, UNDER "GENERAL DESCRIPTION OF BUSINESS" AND OTHERWISE IN THE COMPANY'S REPORTS AND FILINGS.


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
PEOPLES BANCORP ANNOUNCES FIRST QUARTER EARNINGS RESULTS - PAGE THREE
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CONSOLIDATED BALANCE SHEETS
March 31, 2003, December 31, 2002 and March 31, 2002

===============================================================================================================

                                                         MARCH 31, 2003    December 31, 2002    March 31, 2002
                                                        ----------------  -------------------  ----------------
                                                          (Unaudited)                            (Unaudited)
ASSETS:
Cash and due from banks                                 $    15,596,019   $       13,803,665   $    10,765,832
Federal funds sold                                           15,144,000            1,774,000         9,329,000
                                                        ----------------  -------------------  ----------------
            Cash and cash equivalents                        30,740,019           15,577,665        20,094,832

Investment securities available for sale                     70,555,422           71,735,705        79,833,431
Other investments                                             4,271,973            4,345,573         4,902,773
                                                        ----------------  -------------------  ----------------
            Total securities                                 74,827,395           76,081,278        84,736,204

Loans                                                       528,866,443          526,369,746       495,224,705
Mortgage loans held for sale                                  5,786,084            5,064,635         3,881,823
      Less: Allowance for loan losses                        (7,606,124)          (7,247,906)       (6,481,894)
                                                        ----------------  -------------------  ----------------
            Net loans                                       527,046,403          524,186,475       492,624,633

Premises and equipment, net                                  15,224,207           15,620,977        14,679,262
Accrued interest receivable and other assets                 13,494,052           13,275,143        11,149,043
                                                        ----------------  -------------------  ----------------
            Total assets                                $   661,332,076   $      644,741,538   $   623,283,974
                                                        ================  ===================  ================


LIABILITIES AND SHAREHOLDERS' EQUITY:
Deposits:
      Non-interest bearing demand                            69,411,825   $       67,398,458   $    59,919,920
      NOW, MMDA & Savings                                   152,260,665          156,554,189       149,289,823
      Time, $100,000 or more                                180,963,909          160,836,596       162,755,529
      Other time                                            134,107,971          130,949,712       126,508,256
                                                        ----------------  -------------------  ----------------
            Total deposits                                  536,744,370          515,738,955       498,473,528

Demand notes payable to U.S. Treasury                           537,019            1,600,000         1,600,000
FHLB borrowings                                              58,000,000           63,071,429        62,142,857
Trust preferred securities                                   14,000,000           14,000,000        14,000,000
Accrued interest payable and other liabilities                2,355,144            1,726,421         2,357,442
                                                        ----------------  -------------------  ----------------
            Total liabilities                               611,636,533          596,136,805       578,573,827
                                                        ----------------  -------------------  ----------------

Shareholders' Equity:
      Preferred stock, no par value; authorized
            5,000,000 shares; no shares issued
            and outstanding                                           -                    -                 -
      Common stock, no par value; authorized
            20,000,000 shares; issued and
            outstanding 3,133,547 shares in 2003
            and 3,145,547 shares in 2002                     35,097,773           35,097,773        35,265,773
      Retained earnings                                      13,199,096           12,094,363        10,486,737
      Accumulated other comprehensive income                  1,398,674            1,412,597        (1,042,363)
                                                        ----------------  -------------------  ----------------
            Total shareholders' equity                       49,695,543           48,604,733        44,710,147
                                                        ----------------  -------------------  ----------------

            Total liabilities and shareholders' equity  $   661,332,076   $      644,741,538   $   623,283,974
                                                        ================  ===================  ================



MEMORANDUM:  LETTERS OF CREDIT                          $     1,954,050   $        2,061,103   $     1,497,087
                                                        ================  ===================  ================
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PEOPLES BANCORP ANNOUNCES FIRST QUARTER EARNINGS RESULTS - PAGE FOUR
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

CONSOLIDATED STATEMENTS OF INCOME
For the three months March 31, 2003 and 2002
================================================================================
                                                  THREE MONTHS ENDED
                                                        MARCH 31,
                                                    2003         2002
                                                ------------  -----------
                                                 (UNAUDITED)  (UNAUDITED)
INTEREST INCOME:
      Interest and fees on loans                $  7,783,423  $7,815,535
      Interest on federal funds sold                  16,929      10,748
      Interest on investment securities:
            U.S. Government agencies                 635,126     700,696
            States and political subdivisions        149,661     440,443
            Other                                    108,967     121,732
                                                ------------  ----------
                  Total interest income            8,694,106   9,089,154

INTEREST EXPENSE:
      NOW, MMDA & Savings deposits                   306,760     510,353
      Time deposits                                2,102,756   3,218,866
      FHLB borrowings                                659,941     684,909
      Trust preferred securities                     166,250     183,750
      Other                                            2,236       9,634
                                                ------------  ----------
                  Total interest expense           3,237,943   4,607,512
                                                ------------  ----------
NET INTEREST INCOME                                5,456,163   4,481,642
PROVISION FOR LOAN LOSSES                            793,000     500,000
                                                ------------  ----------
NET INTEREST INCOME AFTER
      PROVISION FOR LOAN LOSSES                    4,663,163   3,981,642

OTHER INCOME:
      Service charges                                772,151     660,496
      Other service charges and fees                 159,438     162,868
      Gain (loss) on sale of securities                    -           -
      Mortgage banking income                        190,357     229,954
      Insurance and brokerage commission              96,961     119,628
      Miscellaneous                                  765,451     350,997
                                                ------------  ----------
                  Total other income               1,984,358   1,523,943
                                                ------------  ----------
OTHER EXPENSES:
      Salaries and employee benefits               2,563,794   2,437,002
      Occupancy                                      834,889     759,342
      Other                                        1,048,250   1,018,365
                                                ------------  ----------
                  Total other expenses             4,446,933   4,214,709
                                                ------------  ----------

INCOME BEFORE INCOME TAXES                         2,200,588   1,290,876
INCOME TAXES                                         782,500     405,000
                                                ------------  ----------

NET INCOME                                      $  1,418,088  $  885,876
                                                ============  ==========
PER SHARE AMOUNTS
Basic net income                                $       0.45  $     0.28
Diluted net income                              $       0.45  $     0.28
Cash dividends                                  $       0.10  $     0.10
Book value                                      $      15.86  $    14.21


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PEOPLES BANCORP ANNOUNCES FIRST QUARTER EARNINGS RESULTS - PAGE FIVE
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FINANCIAL HIGHLIGHTS
For the three months ended March 31, 2003 and 2002
=======================================================================================

                                                                THREE MONTHS ENDED
                                                                     MARCH 31,
                                                               2003            2002
                                                           ----------------------------
                                                            (UNAUDITED)    (Unaudited)
SELECTED AVERAGE BALANCES:
      Available for Sale Securities                        $ 69,086,484   $ 83,509,158
      Loans                                                 533,157,212    497,998,781
      Earning Assets                                        613,036,913    589,350,082
      Assets                                                650,176,427    620,338,028
      Deposits                                              519,362,374    489,450,074
      Shareholders' Equity                                   49,957,890     46,183,131


SELECTED KEY DATA:
      Net Interest Margin (tax equivalent)                         3.66%          3.15%
      Return on Average Assets                                     0.88%          0.58%
      Return on Average Shareholders' Equity                      11.51%          7.78%
      Shareholders' Equity to Total Assets (Period End)            7.51%          7.17%


ALLOWANCE FOR LOAN LOSSES:
      Balance, beginning of period                         $  7,247,906   $  6,090,570
      Provision for loan losses                                 793,000        500,000
      Charge-offs                                              (483,696)      (153,956)
      Recoveries                                                 48,914         45,280
                                                           -------------  -------------
      Balance, end of period                               $  7,606,124   $  6,481,894
                                                           =============  =============


ASSET QUALITY:
      Non-accrual Loans                                    $  7,441,918   $  4,471,863
      90 Days Past Due and still accruing                       334,570         78,856
      Other Real Estate Owned                                   272,209         85,555
      Repossessed Assets                                      1,521,653          8,800
                                                           -------------  -------------
      Total Non-performing Assets                          $  9,570,350   $  4,645,074
                                                           =============  =============
      Non-performing Assets to Total Assets                        1.45%          0.75%
      Allowance for Loan Losses to Non-performing Assets          79.48%        139.54%
      Allowance for Loan Losses to Total Loans                     1.44%          1.31%


LOAN RISK GRADE ANALYSIS:             PERCENTAGE OF LOANS      GENERAL RESERVE
                                         BY RISK GRADE           PERCENTAGE
                                    ----------------------------------------------
                                    3/31/2003   3/31/2002   3/31/2003   3/31/2002
                                    ----------  ----------  ----------  ----------
     Risk 1 (Excellent Quality)          9.30%       8.67%       0.15%       0.15%
     Risk 2 (High Quality)              31.65%      40.28%       0.50%       0.50%
     Risk 3 (Good Quality)              47.62%      43.54%       1.00%       1.00%
     Risk 4 (Management Attention)       5.40%       4.91%       2.50%       2.50%
     Risk 5 (Watch)                      3.22%       0.92%       7.00%       7.00%
     Risk 6 (Substandard)                1.29%       0.75%      12.00%      12.00%
     Risk 7 (Low Substandard)            0.11%       0.02%      25.00%      25.00%
     Risk 8 (Doubtful)                   0.00%       0.00%      50.00%      50.00%
     Risk 9 (Loss)                       0.00%       0.00%     100.00%     100.00%

At March 31, 2003 there were four relationships exceeding $1 million each (which totaled $10.9 million) in the Watch risk grade and two relationships exceeding $1 million each (which totaled $4.9 million) in the Substandard risk grade. Balances of individual relationships exceeding $1 million in these risk grades ranged from $1.6 million to $3.9 million. If current operating conditions for these customers remain stable, it is not expected that any of the relationships with balances exceeding $1 million will become non-performing assets within the next three to six months. If unforeseen events were to occur, it is possible that the viability of one or more of these customers could require the reclassification of their loans to non-accrual.

                                      (END)


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